UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 27, 2012

Date of Report (date of earliest event reported)

SALESFORCE.COM, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

The Landmark @ One Market, Suite 300

San Francisco, CA 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 901-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Salesforce.com, inc. (“SFDC” or “we”) is filing the following unaudited consolidated statements of comprehensive income (loss) on this Current Report on Form 8-K as described below.

Retrospectively Revised Financial Information for Adoption of a New Accounting Standard (Unaudited)

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income (“ASU 2011-05”), which amends current comprehensive income guidance. ASU 2011-05 eliminates the option to present the components of other comprehensive income (loss) as part of the statement of stockholders’ equity. Instead, we must report comprehensive income (loss) in either a single continuous statement of comprehensive income (loss) which contains two sections, net income and other comprehensive income (loss), or in two separate but consecutive statements.

In December 2011, the FASB issued ASU No. 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 (“ASU 2011-12”). ASU 2011-12 defers the requirement to separately present on the face of the statement of operations or statement of comprehensive income reclassification adjustments for items that are reclassified from other comprehensive income to net income.

Amendments to ASU 2011-05, as superseded by ASU 2011-12, are effective for fiscal years (including interim periods) beginning after December 15, 2011 and are to be applied retrospectively, with early adoption permitted. We adopted the guidance in the first quarter of fiscal 2013 and, in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2012, filed on May 25, 2012, we elected to present the components of comprehensive loss in two separate but consecutive financial statements, which was illustrated in the unaudited condensed consolidated statements of operations and the unaudited condensed consolidated statements of comprehensive loss included in such Quarterly Report. The adoption of ASU 2011-05 and ASU 2011-12 did not change our consolidated results of operations, financial condition or cash flows for any periods.

The table filed as Exhibit 99.1 to this Current Report on Form 8-K reflects the impact of the ASU 2011-05 and ASU 2011-12 guidance on our previously issued financial statements for the years ended January 31, 2012, 2011 and 2010 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited Consolidated Statements of Comprehensive Income (Loss) For the Years Ended January 31, 2012, 2011 and 2010

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2012	salesforce.com, inc.

/s/ Burke F. Norton
Burke F. Norton
Executive Vice President and Chief Legal Officer

Exhibit Index

Exhibit Number	Description

99.1	Unaudited Consolidated Statements of Comprehensive Income (Loss) For the Years Ended January 31, 2012, 2011 and 2010